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                                                                    EXHIBIT 10.9
                                                                [Execution Copy]




                           COLLATERAL TRUST AGREEMENT

                                      AMONG

                        THE WILLIAMS COMPANIES, INC., AND

                          CERTAIN OF ITS SUBSIDIARIES,

                                   AS DEBTORS,

                                       AND

                                 CITIBANK, N.A.,

                              AS COLLATERAL TRUSTEE


                            DATED AS OF JULY 31, 2002





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         COLLATERAL TRUST AGREEMENT, dated as of July 31, 2002 (this
"Agreement"), among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company"), the undersigned subsidiaries of the Company (the "Subsidiaries" and collectively with the Company, the "Debtors"), and CITIBANK, N.A., as Collateral Trustee (the "Collateral Trustee"):


                                   ARTICLE 1.
                                   DEFINITIONS

         1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         Bankruptcy Code: shall mean Title 11 of the United States Code, as amended from time to time.

         Class of Master Debt: shall mean any related class of Master Debt under any Master Debt Agreement. All loans outstanding under any syndicated bank credit agreement or bond indenture shall constitute one Class of Master Debt.

         Collateral: shall mean all property of any kind or description on which the Collateral Trustee has, or purports to have, a Lien or other interest under any Security Document, including Collateral Account Collateral and all Proceeds of other Collateral.

         Collateral Account: shall have the meaning specified in Section 4.4(a).

         Collateral Account Collateral: shall have the meaning specified in
         Section 4.4(a).

         Collateral Trustee Obligations: shall mean all amounts payable by the Debtors to the Collateral Trustee under the terms of the Security Documents (including indemnification and reimbursement obligations and obligations for fees of the Collateral Trustee).

         Distribution Date: shall mean each date for the distribution of amounts on deposit in the Collateral Account.

         Event of Default: shall mean any default or event of default, however denominated, under any Master Debt Agreement.

         Guaranteed Obligations and Bonds: shall mean the Master Debt as defined herein.


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         Lien: shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any capital lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable flaw of any jurisdiction in respect of any of the foregoing).

         Master Debt: shall mean the outstanding principal amount of indebtedness, reimbursement obligations for draws on letters of credit, and cash collateralization obligations for letters of credit under the Master Debt Agreements, all accrued but unpaid interest thereon under the Master Debt Agreements, all premium, if any, in connection therewith under the Master Debt Agreements, all fees in connection therewith under the Master Debt Agreements, and all other reimbursement, indemnification, and other payment obligations in connection therewith under the Master Debt Agreements; provided, that Master Debt shall exclude any type or amount of Master Debt (a) under any Master Debt Agreement that is expressly limited or excluded from being Master Debt in the description of such Master Debt Agreement on
         Schedule 1, (and without limiting the foregoing, the description of a Master Debt Agreement in Schedule 1 may limit the maximum amount of Master Debt thereunder or exclude any subfacilities thereunder as Master Debt) or (b) under any Master Debt Agreement following certain modifications to the extent set forth in Section 3.1.

         Master Debt Agreements: shall mean the credit agreements, loan agreements, securities purchase agreements, indentures, notes, bonds, and other agreements and instruments relating to Master Debt described on Schedule 1 as "Master Debt Agreements."

         Master Debt Outstanding: shall mean all principal obligations constituting Master Debt, plus all unreimbursed draws on letters of credit constituting Master Debt, plus all undrawn face amounts of letters of credit constituting Master Debt, in each case outstanding at any time.

         Notice of Event of Default: shall mean a written certification to the Collateral Trustee certifying that an Event of Default has occurred.

         Permitted Investment: shall mean (i) obligations of, or guaranteed as to interest and principal by, the United States of America or agencies thereof maturing not more than 90 days after such investment; (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof and not an Affiliate of the Company, which paper is rated "P-1"



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         or its equivalent by Moody's Investors Service or "A-1" or its equivalent by Standard & Poor's Ratings Group; (iii) banker's acceptances and certificates of deposit issued by any bank or trust company having capital, surplus and undivided profits of at least $500,000,000.00 whose long-term debt is rated "A" or better by Standard & Poor's Ratings Group and A2 or better by Moody's Investors Service and maturing within ninety (90) days of the acquisition thereof; and
         (iv) money market funds consisting solely (except that no more than 10% thereof may be held in cash) of obligations of the type described in clauses (i) through (iii) above and the shares of such money market funds can be converted to cash within 90 days.

         Person: shall mean a corporation, business trust, joint stock company, trust, joint venture, association, partnership, limited liability company, organization, business, individual, government or political subdivision thereof, governmental agency, or other entity of whatever nature.

         Principal Bank Facility: shall mean the Credit Agreement dated July 25, 2000, provided to the Company and certain of its subsidiaries by The Chase Manhattan Bank and Commerzbank AG as Co-Syndication Agents, Credit Lyonnais New York Branch as Documentation Agent, Citibank, N.A., as Agent, and Salomon Smith Barney, as Arranger, as further described in Schedule 1.

         Principal L/C Facility: shall mean the Credit Agreement more fully described in Paragraph 1 of Schedule 1.

         Proceeds: shall mean all "proceeds" as such term is defined in Section 9-102 of the UCC.

         Release Notice: shall mean a written notice, signed by a Responsible Officer of the Company and the Debtors with interests in the Collateral to be released, that requests the release of Liens in favor of the Collateral Trustee in such Collateral and that (a) certifies to the Collateral Trustee that the release of such Collateral is permitted under the applicable terms of the Principal Bank Facility and of the Principal L/C Facility and has been consented to by the Required Decision Group, (b) describes to the Collateral Trustee the expected proceeds of such Collateral and the intended application thereof and that such application is in accordance with the applicable requirements of Section 2.04(c) of the Principal Bank Facility in effect on the date hereof and the applicable requirements of Section 5.2(e) of the Principal L/C Facility in effect on the date hereof, and (c) covenants to the Collateral Trustee that the proceeds of such Collateral shall be applied as described.

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         Required Decision Group: shall mean, with respect to any determination,
         (a) at any time when the Principal Bank Facility or the Principal L/C Facility has outstanding Master Debt or commitments to provide Master Debt in effect, the Required Percentage for each such Class of Master Debt that satisfies those conditions, and (b) at any other time, the Required Majority.

         Required Majority: shall mean, with respect to any determination, a Class or group of Classes of Master Debt that (a) have the Required Percentage for each such Class of Master Debt agreeing upon such determination and (b) hold more than 50% of the aggregate amount of Master Debt Outstanding.

         Required Percentage: shall mean, with respect to any Class of Master Debt and with respect to any determination, the percentage or number of the holder or holders of such Class of Master Debt required to make such determination under the terms of the Master Debt Agreement under which such Class of Master Debt was issued (but if no such percentage or number is specified under the terms of such Master Debt Agreement, then the holder or holders of more than 50% of the Master Debt Outstanding with respect to such Class of Master Debt).

         Responsible Officer: shall mean, with respect to any Debtor, the chief executive officer, president, executive vice president, chief financial officer, treasurer, or secretary of the applicable Debtor.

         Secured Obligations: shall mean (a) all Collateral Trustee Obligations and (b) all Master Debt.

         Security Documents: shall mean:

                  (a) this Agreement.

                  (b) Security Agreement dated as of July 31, 2002, made by the Company and certain Subsidiaries in favor of the Collateral Trustee granting the Collateral Trustee a security interest in substantially all of the personal property of the Company and such Subsidiaries.

                  (c) Pledge Agreement dated as of July 31, 2002, made by the Company and certain Subsidiaries in favor of the Collateral Trustee granting the Collateral Trustee a security interest in the stock of certain of the subsidiaries of the Company and the Subsidiaries.


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                  (d) all future deeds of trust, mortgages, security agreements, pledge agreements, and other security documents made by any Debtor in favor of the Collateral Trustee for the benefit of the holders of Secured Obligations.

                  (e) all present and future financing statements, recordings, certificates, documents, and other instruments evidencing or related to the foregoing.

         Trust Estate: shall mean all right, title, and interest of the Debtors in the Collateral granted to the Collateral Trustee by the Security Documents and all rights of the Collateral Trustee thereunder.

         UCC: shall mean the Uniform Commercial Code.


                                   ARTICLE 2.
                                COLLATERAL TRUST

         2.1 Creation of Collateral Trust. Each Debtor hereby grants the Trust Estate to the Collateral Trustee in accordance with the terms of the Security Documents for the benefit of the holders of the Secured Obligations as set forth herein; provided that with respect to each Debtor the grant of the Trust Estate is limited to the extent set forth in Section 2.2.

         2.2 Limitation of Grant. Notwithstanding any provision of the Security Documents to the contrary, the grant of the Trust Estate made by each Debtor and the obligations of such Debtor under the Security Documents are limited to an aggregate transfer equal to the largest amount that would not render such Debtor's grant and obligations under the Security Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         2.3 Possession and Use of Collateral. So long as no Event of Default exists, each Debtor shall have the right to remain in possession of and retain control of the Collateral (other than the Collateral Account Collateral and any Collateral intended to be held by the Collateral Trustee at all times under the Security Documents, such as capital stock) in accordance with the terms of the Security Documents.

         2.4 Addition of Collateral to the Trust Estate. At any time and from time to time, the Company or any other Debtor, as applicable, may enter into one or more Security Documents, in form reasonably satisfactory to the Collateral Trustee to: (a) add to the covenants of the Debtors for the benefit of the holders of the Secured Obligations or to surrender any right or power herein conferred upon the Debtors; (b) mortgage or pledge to the Collateral Trustee, or grant a security interest in favor of the Collateral




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Trustee in, any property or assets as additional security for the Secured
Obligations; or (c) cure any ambiguity, correct or supplement any provision in any Security Document which may be defective or inconsistent with any other provision herein or therein, or make any other provision with respect to matters or questions arising under the Security Documents which shall not be inconsistent with any provision thereof. The Company will deliver or cause to be delivered to the Collateral Trustee, promptly upon the execution and delivery thereof, executed counterparts of all Security Documents and all amendments and supplements thereto. The Collateral Trustee shall keep all Security Documents at the time held by it at the offices of the Collateral Trustee and shall permit any holder of Secured Obligations or the representative thereof to inspect the same upon reasonable request. The Collateral Trustee shall cooperate with the Company and accept any additional collateral furnished from time to time pursuant to any Security Document.

         2.5 Releases of Collateral. In connection with any proposed sale, assignment, transfer, or other disposition of Collateral, the Company and the Debtors with an interest in such Collateral may deliver a Release Notice to the Collateral Trustee which the Collateral Trustee shall promptly distribute to the holders of Secured Obligations under the Principal Bank Facility and the Principal L/C Facility. If within 15 days after the receipt of such Release Notice the Collateral Trustee shall not have received a certificate in writing from any holder of Secured Obligations under the Principal Bank Facility or the Principal L/C Facility stating that the release of such Collateral is improper because (a) the release of such Collateral is not permitted under the applicable terms of the Principal Bank Facility or the Principal L/C Facility or has not been consented to by the Required Decision Group or (b) the intended application of the proceeds of such Collateral is not in accordance with the applicable requirements of Section 2.04(c) of the Principal Bank Facility in effect on the date hereof or Section 5.2(e) of the Principal L/C Facility in effect on the date hereof; then the Collateral Trustee shall, to the extent requested in the Release Notice, release the Liens of the Collateral Trustee in such Collateral. If the Collateral Trustee receives such a certification within such period, the Liens will not be released and the Collateral Trustee will not take any actions requested under the Release Notice until (i) such certificate shall be withdrawn in writing by the holder of Secured Obligations which shall have delivered the same to the Collateral Trustee or (ii) until the Collateral Trustee shall have received a final order of a court of competent jurisdiction directing it to release the Liens of the Collateral Trustee in such Collateral. Upon the effectiveness of any Release Notice, the Collateral Trustee shall at the request of the Company execute a partial release of Lien of the Security Documents and such instruments, including UCC-3 amendments, as are necessary to partially release any documents constituting public notice of the Security Documents and the Liens granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver, or cause to be delivered, to the applicable Debtors, all property thereof



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then held by the Collateral Trustee in which the Lien of the Collateral Trustee has been released.

         2.6 Further Assurances. Each Debtor at its expense will execute, acknowledge, and deliver all such agreements and instruments and take all such action as the Collateral Trustee may reasonably request in order further to effectuate the purposes of the Security Documents and to carry out the terms thereof. Each Debtor hereby authorizes the filing by the Collateral Trustee of financing statements or amendments relating to the security granted under the Security Documents, including any financing statements "in lieu" of continuation statements, terminations, continuations, assignments, or other amendments.

         2.7 Obligations Absolute.


             (a) The Security Documents may not be revoked by any Debtor and shall continue to be effective with respect to Secured Obligations arising or created after any attempted revocation by any Debtor.

             (b) Each Debtor agrees that it will perform its obligations under the Security Documents strictly in accordance with the terms thereof regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Trustee or any holders of Master Debt with respect thereto. The liability of each of the Debtors under the Security Documents shall be absolute and unconditional irrespective of:

                 (i) any lack of validity or enforceability of any Master Debt Agreement;

                 (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations or any other liabilities, or any other amendment or waiver of, or any consent to departure from, any Master Debt Agreement, including, without limitation, any increase in the Secured Obligations or any other liabilities resulting from the extension of additional credit or otherwise;

                 (iii) any taking, exchange, release, or non-perfection of any Collateral, or any taking, release, or amendment or waiver of, or consent to departure from, any Security Document for all or any of the Secured Obligations or any other liabilities;




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                 (iv) any manner of application of Collateral or proceeds
     thereof, or of collections on account of any Security Document, to all or any of the Secured Obligations or any other liabilities, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other liabilities or of any other assets of the Debtors or any other Person;

                 (v) any liquidation, dissolution, or termination of existence of, or other change in, any Debtor or any other Person;

                 (vi) any bankruptcy, insolvency, receivership, or other proceeding involving any Debtor or any other Person or any defense that may arise in connection with or as a result of any such bankruptcy, insolvency, receivership, or other proceeding or otherwise; or

                 (vii) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Debtor or any other Person.

             (c) The Security Documents shall continue to be effective or be reinstated, as the case may be, if any payment on the Secured Obligations must be refunded for any reason including any bankruptcy proceeding. In the event that the Collateral Trustee must refund any payment received against the Secured Obligations, any prior release from the terms of the Security Documents given to any Debtor by the Collateral Trustee shall be without effect, and the Security Documents shall be reinstated in full force and effect.

         2.8 Limited Rights; Decisions by Certain Parties. Each holder of Secured Obligations agrees that its rights to the benefits of the Trust Estate and the Security Documents are limited to those rights established under the terms of the Security Documents. Without limiting the foregoing, to the extent that any determination may be made by the Required Decision Group, the Required Majority, or any other holders of Secured Obligations under the terms of the Security Documents that effect any other holders of Secured Obligations, the makers of such determination may make such determination in the makers' own interest, without any duty or liability to any other holder of Secured Obligations.

         2.9 Termination of the Collateral Trust. When (a) the Principal Bank Facility and the Principal L/C Facility no longer have outstanding Master Debt or commitments to provide Master Debt in effect and (b) the Collateral Trustee determines that the Debtors have no further obligations to the Collateral Trustee under the Security Documents or that the surviving provisions thereof will cover any such obligations to the satisfaction of the Collateral Trustee, then the Collateral Trustee shall, at the request of the Company, terminate the grant of the Trust Estate under the Security Documents and



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the Security Documents (except to the extent the provisions thereof, including indemnification provisions for the Collateral Trustee, survive termination), execute releases of the Liens of the Security Documents, including UCC-3 amendments, as are necessary to release any documents constituting public notice of the Security Documents and the Liens granted thereunder, and assign and transfer, or cause to be assigned and transferred, and deliver, or cause to be delivered, to the applicable Debtors, all property thereof then held by the Collateral Trustee in which the Lien of the Collateral Trustee has been released.


                                   ARTICLE 3.
                                   MASTER DEBT

         3.1 Master Debt; Modifications. On the date this Agreement, all Master Debt is outstanding only under the Master Debt Agreements set forth in Schedule 1 and under the terms of such Master Debt Agreements in effect on the date hereof. The Company may from time to time amend, waive, or otherwise modify the terms of any Master Debt Agreement without further approval hereunder; provided that this paragraph does not imply any waiver of any restriction on modifications in any other agreement; and provided further that any modification of any Master Debt Agreement that increases the principal amount thereof or the commitments to advance funds or letters of credit thereunder, and is not approved under Section 3.2 below, shall result in any funds advanced or letters of credit issued under such Master Debt Agreement in each case in excess of the prior principal amount or commitment limit, and other obligations thereunder allocable thereto, not being Master Debt hereunder. For the avoidance of doubt, additional fundings or letters of credit under commitments established by the terms of Master Debt Agreements on the date when such Master Debt Agreements became Master Debt Agreements hereunder or on the date when approved under
Section 3.2 are Master Debt hereunder.


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         3.2 Additional Master Debt. From time to time the Company may request additional obligations under additional Master Debt Agreements or increases of the principal amount or commitments to advance funds or letters of credit under existing Master Debt Agreements to become Master Debt under Master Debt Agreements hereunder (such proposed additional Master Debt being "Additional Master Debt"). Increases in commitments under existing Master Debt Agreements shall be treated as Additional Master Debt, subject to approval as provided below. The Company shall notify the Collateral Trustee and each holder of Secured Obligations under the Principal Bank Facility and the Principal L/C Facility in writing at least 20 days prior to the proposed effective date for any such transaction. Additional Master Debt shall be designated as Master Debt for purposes hereof only if the following conditions shall be fulfilled on or prior to the date of the incurrence of any Additional Master Debt:

             (a) The Company shall have furnished to the Collateral Trustee and each such holder of Secured Obligations: (i) a resolution of the Board of Directors of the Company authorizing the issuance of the Additional Master Debt,
(ii) a certificate of a Responsible Officer of the Company certifying that all conditions precedent provided herein for such Additional Master Debt to constitute Master Debt have been complied with and demonstrating, in reasonable detail, compliance with any restrictions on the incurrence (including securing) of the Additional Master Debt by the Company under the terms of the Principal Bank Facility and the Principal L/C Facility, (iii) a copy of the Master Debt Agreement and related documents and agreements for such Additional Master Debt and a proposed revised Schedule 1 to this Agreement reflecting such Additional Master Debt and any restrictions thereon, and (iv) an opinion of counsel relating to the issuance of such Additional Master Debt as Master Debt hereunder and as to such related matters as any holder of Secured Obligations may reasonably request; and

             (b) The Collateral Trustee shall not have received by the expiration of the 20 days any objection from any such holder of Secured Obligations that the designation of such Additional Master Debt as Master Debt violates the terms of the Principal Bank Facility or the Principal L/C Facility or if any such objection is received such objection is withdrawn or the Collateral Trustee has received a final order of a court of competent jurisdiction overriding such objection; and

             (c) The Collateral Trustee shall have received the approval of the Required Decision Group for such Additional Master Debt.

Upon the designation of Additional Master Debt as Master Debt hereunder, the Company will deliver to the Collateral Trustee a certificate of a Responsible Officer of the Company certifying the date of the transaction, the revised
Schedule 1 to this Agreement reflecting such transaction, and that such Master Debt is entitled to the benefits of this Agreement, and such Schedule shall be so amended and such Additional Master Debt



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shall become Master Debt hereunder. The Company will also deliver to the
Collateral Trustee promptly upon request similar certificates of a Responsible Officer of the Company confirming such data as to all Master Debt entitled to the benefits of this Agreement if there is a change in the identity of any holder of Master Debt.

         3.3 Release of Master Debt. From time to time the Company may designate indebtedness of the Company to be released as Master Debt hereunder (such released Master Debt being the "Release Master Debt"). The Company shall notify the Collateral Trustee, each holder of Secured Obligations under the Principal Bank Facility and the Principal L/C Facility, and each holder of Release Master Debt in writing at least 20 days prior to the proposed effective date for any such transaction. Release Master Debt shall be released as Master Debt hereunder only if the Collateral Trustee shall have received confirmation of no objection from each holder of the Release Master Debt by the expiration of the 20 days or if any such objection is received such objection is withdrawn or the Collateral Trustee has received a final order of a court of competent jurisdiction overriding such objection. Upon the release of Release Master Debt as Master Debt hereunder, the Company will deliver to the Collateral Trustee a certificate of a Responsible Officer of the Company certifying the date of the transaction, a revised Schedule 1 to this Agreement reflecting such transaction, and that such Release Master Debt is no longer entitled to the benefits of this Agreement, and such Schedule shall be so amended and such Release Master Debt shall cease to be Master Debt hereunder.


                                   ARTICLE 4.
                          ACTIONS REGARDING COLLATERAL

         4.1 Preservation and Maintenance of Collateral. The Collateral Trustee may from time to time take action for the protection and enforcement of its rights under the Security Documents and for the benefit of the holders of the Secured Obligations. The Collateral Trustee shall perform such duties as are specifically set forth in the Security Documents. As to any matters not expressly provided for by the Security Documents, the Collateral Trustee shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Decision Group, and such instructions shall be binding upon all holders of Secured Obligations. Notwithstanding the foregoing, or any provision to the contrary in the Security Documents, the Collateral Trustee shall not be required to take any action which exposes the Collateral Trustee to personal liability or which is contrary to the Security Documents or applicable law.



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         4.2 Enforcement of Collateral.

             (a) The Collateral Trustee shall not be deemed to have knowledge of the existence of any condition or event which constitutes an Event of Default, unless notified in writing by any holder of Secured Obligations. The Collateral Trustee shall not be under any obligation, as a result of knowledge of an Event of Default, to take any action under the provisions of any Security Document unless so directed by the holders of the Secured Obligations in accordance with this Agreement.

             (b) At any time if an Event of Default exists, the holders of any Class of Master Debt so in default shall be entitled to give the Collateral Trustee and the Company a Notice of Event of Default but the failure of the Company to receive any such notice shall not affect the validity of requests to the Collateral Trustee or the ability of the Collateral Trustee to exercise the rights and remedies provided in the Security Documents upon receipt by the Collateral Trustee of any such notice. Upon receipt of any such notice, the Collateral Trustee shall promptly notify each holder of Secured Obligations and the Company of such notice.

             (c) The holders of any Class of Master Debt giving a Notice of Event of Default shall be entitled to withdraw it by delivering a written notice of the withdrawal to the Collateral Trustee (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) at any time thereafter, if the Company certifies to the Collateral Trustee that the Company believes that all actions the Collateral Trustee has taken to exercise any remedy or remedies with respect to the Collateral can be reversed, terminated, or withdrawn without prejudice to the Collateral Trustee or the other holders of the Secured Obligations (other than, with respect to the other holders of the Secured Obligations, prejudice in the form of delay), in which event (A) the Company must indemnify the Collateral Trustee and the holders of the Secured Obligations with respect to all properly documented and reasonable costs and expenses incurred by the Collateral Trustee and the holders of the Secured Obligations in connection with all actions the Collateral Trustee has taken to exercise any remedy or remedies with respect to the Collateral and in connection with the reversing thereof, and (B) the Required Decision Group shall have consented in writing to such reversal. The Collateral Trustee shall immediately notify the Company and the holders of the Secured Obligations as to the receipt and contents of any such notice of withdrawal. To the extent that such Notice of Event of Default shall give rise to any such rights and remedies or shall prohibit the Debtors from taking any actions, such rights and remedies shall be suspended, and any exercise thereof by the Collateral Trustee shall cease, and such prohibitions on the Debtors shall not remain in effect, upon the withdrawal of such Notice of Event of Default pursuant to the terms and provisions of this paragraph, but such rights and remedies and such prohibitions shall be reinstated upon the giving of any later Notice of Event of Default.


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             (d) If a Notice of Event of Default shall have been received by the
Collateral Trustee and shall not have been withdrawn in accordance with the provisions of paragraph (c) above, the Collateral Trustee shall, promptly after receipt of the written instructions of the Required Decision Group, exercise the rights and remedies of the Collateral Trustee under the Security Documents and institute and maintain suits and proceedings and take such other actions in connection therewith, in each case as permitted under the Security Documents during the existence of an Event of Default. Upon receipt of any written directions pursuant to this paragraph (d), the Collateral Trustee shall promptly send a copy thereof to each holder of Secured Obligations.

         4.3 General Provisions Regarding Remedies.

             (a) No remedy conferred upon or reserved to the Collateral Trustee in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in the Security Documents or now or hereafter existing at law or in equity or by statute. No delay or omission by the Collateral Trustee in the exercise of any right, remedy, or power accruing upon any Event of Default shall impair any such right, remedy, or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every right, power, and remedy given by any Security Document may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

             (b) In case the Collateral Trustee shall have proceeded to enforce any right, remedy, or power under any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Debtors, the Collateral Trustee, and the holders of the Secured Obligations shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies, and power of the Collateral Trustee shall continue as though no such proceeding had been taken.

             (c) All rights of action and rights to assert claims upon or under the Security Documents may be enforced by the Collateral Trustee without the possession of any Master Debt Agreement or other instruments which manifest the Master Debt or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceedings instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate. Each Debtor hereby waives demand, presentment for payment, notice of nonpayment, protest, grace, notice of intent to accelerate, notice of acceleration, and all other notices in connection with the enforcement of the Master Debt, the Security Documents, or the

Collateral. To the full extent each Debtor may do so, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the Liens under the Security Documents.

             (d) Each Debtor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority to act on behalf of such Debtor, in the name of such Debtor or in its own name, upon the occurrence and during the continuance of any Event of Default for the purpose of carrying out the terms of any of the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes thereof, and instituting proceedings the Collateral Trustee deems necessary or desirable to enforce the rights of the Collateral Trustee with respect to the Security Documents. Without limiting the generality of the foregoing, if any Debtor is obligated to take any action under any Security Document and fails to take such action, the Collateral Trustee may take such action as attorney-in-fact. This power of attorney is a power coupled with an interest and shall be irrevocable. Each Debtor hereby ratifies all acts of such attorney-in-fact consistent with the foregoing. Any such attorney-in-fact shall not be liable for any acts or omissions unless they constitute the gross negligence or wilful misconduct of such attorney-in-fact.

             (e) Notwithstanding any other provision of any Security Document, but subject to the actions the Collateral Trustee may take with respect to the Security Documents, neither the right of any holder of Secured Obligations to receive payment thereon, to institute suit for the enforcement of such payment, to assert such holder's position as a creditor in any proceeding related to the Bankruptcy Code, or to otherwise exercise any rights such holder may have in connection with the Secured Obligations (other than the right to enforce any Lien on the Collateral under the Security Documents, which shall in all circumstances be exercisable only by the Collateral Trustee as directed in accordance with this Agreement), nor the obligation of each Debtor to pay the Secured Obligations owing by such Debtor, shall be impaired or affected without the consent of such holder.

             (f) If the Collateral Trustee shall have received a Notice of Event of Default and during such time as such Notice of Event of Default shall not have been withdrawn in accordance with the provisions of paragraph 4.2(c) above, the Collateral Trustee, in its capacity as Collateral Trustee, is hereby authorized at any time and from time to time to set off and apply any deposits (general or special, time or demand, provisional or final) at any time held by the Collateral Trustee hereunder with respect to any Debtor and indebtedness at any time owing by the Collateral Trustee to any Debtor, against any Secured Obligations, irrespective of whether or not any holder of Secured Obligations shall have made any demand and although such obligations may be unmatured. The Collateral Trustee agrees promptly to notify the Company after any such setoff and application made by the Collateral Trustee, provided that the failure to give such notice shall not affect the validity of such set off and application. The Collateral Trustee shall have no obligation to take any action under this paragraph unless so directed in accordance with Section 4.2(d).

         4.4 Application of Moneys by Collateral Trustee.

             (a) On the date hereof there shall be established and, at all times thereafter until the Trust Estate has been terminated, there shall be maintained by and with the Collateral Trustee an account (the "Collateral Account") for the purposes of this Agreement. To secure the prompt and complete payment, when due, and the observance and performance of all terms, covenants, and agreements relating to the Secured Obligations, each Debtor hereby assigns and pledges to the Collateral Trustee for the benefit of the holders of the Secured Obligations and grants to the Collateral Trustee for the benefit of the holders of the Secured Obligations a security interest in all of the right, title, and interest of such Debtor in and to the following, whether presently existing or hereafter arising or acquired (the "Collateral Account Collateral"): the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account; all investments from time to time made pursuant to paragraph (b) below; all notes, certificates of deposit, and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Trustee in substitution for, or in addition to, any or all of the then existing Collateral Account Collateral; all interest, dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral Account Collateral; and to the extent not covered above, all Proceeds of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code). All right, title, and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account and other Collateral Account Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

             (b) All money and other Proceeds received by the Collateral Trustee in respect of any Collateral, including proceeds from sales of assets, insurance proceeds and condemnation proceeds, amounts received as a result of set off by the Collateral Trustee, collections of accounts, instruments, chattel paper, and other receivables, and proceeds from any foreclosure proceedings, shall be deposited in or credited to the Collateral Account. Any proceeds deemed not appropriate at the time of receipt for deposit or credit to the Collateral Account shall be held by the Collateral Trustee for the benefit of the holders of the Secured Obligations until such time as cash proceeds are realized therefrom or the Collateral Trustee deems such proceeds appropriate for deposit or credit to the Collateral Account. All funds in the Collateral Account shall be invested, reinvested, and liquidated (at the risk and expense of the Debtors) in accordance with instructions given to the Collateral Trustee by a Responsible Officer of the Company prior to a Notice of Event of Default having been received by the Collateral Trustee and such notice not having been withdrawn and thereafter as determined by the Collateral Trustee, provided that all circumstances all investments shall be Permitted Investments. The Collateral Trustee shall not be liable for any loss resulting from any Permitted Investment or the sale or redemption thereof in accordance with the preceding sentence. If and when cash is required for disbursement in accordance with this Agreement, the Collateral Trustee is authorized, to the extent necessary, to cause Permitted Investments to be sold or otherwise liquidated in such manner as the Collateral Trustee shall deem appropriate.

             (c) Prior to any Notice of Event of Default having been received by the Collateral Trustee, all amounts in the Collateral Account shall be held by the Collateral Trustee for the benefit of the holders of the Secured Obligations until the Company requests the release thereof. Any such request by the Company shall be made in writing and accompanied by a certificate of a Responsible Officer of the Company specifying the use for the funds released and stating that the funds shall be used for the specified purpose, that the release is permitted under the terms of all Master Debt Agreements, that no Event of Default exists, and that the release would not reasonably be expected to cause an Event of Default. Upon receipt of such certificate, the Collateral Trustee shall forward notice thereof to the holders of the Secured Obligations and if no objection that the release would violate the terms of any Master Debt Agreement is received from any holder of Secured Obligations by the Collateral Trustee within 15 days after such notice is given, the Collateral Trustee shall release the amounts requested to the Company. If an objection is received, then the Collateral Trustee shall retain the funds in the Collateral Account until such objection is withdrawn, distributions are made under paragraph (d) below, or the Collateral Trustee shall have received a final order of a court of competent jurisdiction directing it to release the funds. Notwithstanding anything herein to the contrary, and in precedence to any rights under Section 4.3(f), the Collateral Trustee shall, at all times, have the right to apply moneys and property held by the Collateral Trustee in the Collateral Account to the payment of amounts due and unpaid to it pursuant to Section 5.3, and all other amounts due to the Collateral Trustee under the terms of the Security Documents, including all reasonable costs and expenses (including reasonable attorneys fees) incurred in connection with any sale, disposition, or other attempt to realize upon all or any part of the Collateral. The Collateral Trustee shall provide the Company with prompt notice of any such application of moneys or property.

             (d) After any Notice of Event of Default having been received by the Collateral Trustee and such notice not having been withdrawn, all moneys and property held or received by the Collateral Trustee in the Collateral Account shall be held in the Collateral Account for the benefit of the holders of the Secured Obligations and, upon election by the Collateral Trustee or direction in accordance with Section 4.2(d), and to the extent available for distribution, be distributed from time to time by the Collateral Trustee in the following order of priority:

      First: to the Collateral Trustee in an amount equal to the outstanding but unpaid Collateral Trustee Obligations, whether or not due and payable, plus an amount equal to the Collateral Trustee's estimate of the reserves required to ensure payment of all Collateral Trustee Obligations that could become due and payable to the Collateral Trustee in accordance with the terms of the Security Documents from time to time;

      Second: to the holders of Master Debt in an amount equal to the outstanding but unpaid principal amount of indebtedness, reimbursement obligations for draws on letters of credit, and cash collateralization obligations for letters of credit under the Master Debt Agreements, all accrued but unpaid interest thereon under the Master Debt Agreements, all unpaid premium, if any, in connection therewith under the Master Debt Agreements, all unpaid fees in connection therewith under the Master Debt Agreements, in each case whether or not due and payable, and, if such moneys and property shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the holders of such Master Debt in proportion to the unpaid amounts thereof; provided, however, that with respect to all cash collateralization obligations covering contingent obligations under letters of credit, (1) rather than distributing the amounts allocable to such obligations to the holders thereof, such amounts shall be reserved in the Collateral Account (such reserve being the "L/C Reserve") and set aside for the purpose of covering reimbursement obligations for such letters of credit as they arise in connection with draws under such letters of credit, (2) upon any draws under such letters of credit that are not reimbursed when due, and at the request of the Required Percentage of the holders of such obligations, the Collateral Trustee shall distribute the ratable share of the L/C Reserve allocable to such reimbursement obligations to the holders thereof, and
      (3) as such obligations expire or become covered by cash collateral or otherwise, the Collateral Trustee shall release the ratable share of the L/C Reserve allocable to such obligations which have expired into the Collateral Account for general distribution in accordance with this Agreement as part of the next distribution;

      Third: to the holders of the Secured Obligations in an amount equal to all unpaid reimbursement, indemnification, and other payment obligations under the Master

      Debt Agreements not covered above, in each case whether or not due and payable, and, if such moneys and property shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the holders of the Secured Obligations in proportion to the unpaid amounts thereof; and

      Finally: any surplus then remaining shall be paid to the Company or its successors or assigns.

The term "unpaid" as used in this Section (d) refers: (1) in the absence of a bankruptcy proceeding with respect to any Debtor, to all amounts of Secured Obligations outstanding as of a Distribution Date, whether or not then due and payable, and (2) during the pendency of a bankruptcy proceeding with respect to any Debtor, to all amounts with respect to such Debtor allowed by the bankruptcy court in respect of Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), in each case, to the extent that prior distributions have not been made in respect thereof.

             (e) In making available amounts for distribution, the Collateral Trustee may liquidate investments prior to maturity in order to make a distribution. In making determinations and allocations required by Section (d) above, all property distributed shall be distributed in accordance with, and subsequent distributions made on the basis of, the fair market value of such property, as determined in good faith by the Collateral Trustee

             (f) In making available amounts for distribution, the Collateral Trustee may make payments with respect to any holders of Secured Obligations that are part of any Class of Master Debt having an agent or trustee with general administrative responsibilities for such Class of Master Debt by providing payment to such agent or trustee, and such payment shall be deemed effective for all such holders of Secured Obligations upon receipt by such agent or trustee.

                                   ARTICLE 5.
                             THE COLLATERAL TRUSTEE

         5.1 Acceptance of Trust Estate; Limitations. The Collateral Trustee hereby accepts the trusts of this Agreement for the benefit of the holders of the Secured Obligations, but only upon the terms herein set forth, including the following:

             (a) Neither the Collateral Trustee nor any of its directors, officers, agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Security Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Collateral Trustee: (i) may continue to treat each of the original holders of Secured Obligations as the current holders thereof until the Collateral Trustee receives documentation that is acceptable to Collateral Trustee (in the Collateral Trustee's sole discretion) evidencing any transfer of such holder's rights and obligations to another entity; (ii) may consult with legal counsel (including counsel for any Debtor), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (iii) makes no warranty or representation to any Debtor or any holder of Secured Obligations and shall not be responsible to any Debtor or any holder of Secured Obligations for any statements, warranties, or representations (whether written or oral) made in or in connection with the Security Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of any Security Document on the part of any obligor thereunder or to inspect any property (including the books and records) of any obligor thereunder; (v) shall not be responsible to any Person for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Security Document or any other instrument or document furnished pursuant thereto (or the sufficiency of the Collateral, the perfection or priority of any Lien thereon, the recordation, filing, or maintenance of recordation or filing with respect thereto, or the sufficiency or continuation of any insurance with respect thereto); and (vi) shall incur no liability under or in respect of any Security Document or any other instrument or document furnished pursuant thereto by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telecopier, telegram, cable, or telex) believed by it to be genuine and signed or sent by the proper party or parties.

             (b) the Collateral Trustee may rely and shall be protected in acting upon any resolution, certificate, opinion, consent, or other document reasonably believed by it to be genuine and to have been executed or presented by the proper party or parties, and without limiting the foregoing, (i) in making any payment or in taking any other action hereunder in respect of any Master Debt, the Collateral Trustee may rely upon the certificate of a Responsible Officer of the Company with respect to the ownership of such Master Debt and the amounts due thereunder unless it shall have received written notice to the contrary and (ii) whenever in the administration of its duties hereunder, the Collateral Trustee deems it reasonably necessary for a matter to be proved or established prior to taking any action hereunder, the Collateral Trustee may request and a Responsible Officer of the Company shall provide certification regarding such matter, upon which the Collateral Trustee shall be protected in relying.

             (c) With respect to its commitments, the advances made by it, the reimbursement obligations owed to it, any interest in any letter of credit held by it, or any of its other rights or obligations with respect to any Master Debt or any other present or future credit or structured finance arrangement, Citibank N.A., shall have the same rights and powers thereunder and may exercise the same in each case as though it was not the Collateral Trustee. The terms holder of Secured Obligations and holder of Master Debt shall, unless otherwise expressly indicated, include Citibank, N.A., in its individual capacity. Citibank, N.A., and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Debtor or any other subsidiary or affiliate thereof, any Person who may do business with or own, directly or indirectly, securities of any Debtor or any other subsidiary or affiliate thereof and any other Person, all as if Citibank, N.A., were not the Collateral Trustee, in each case without any duty to account therefor to any Debtor or any holder of Secured Obligations.

             (d) Each holder of Secured Obligations acknowledges that it has, independently and without reliance upon the Collateral Trustee or any other holder of Secured Obligations and based on the financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions related to the Security Documents and the credit documents related thereto it has executed. Each holder of Secured Obligations also acknowledges that it will, independently and without reliance upon the Collateral Trustee or any other holder of Secured Obligations and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Security Documents and the credit documents related thereto.

             (e) The Collateral Trustee shall incur no liability with respect to any action or omission taken in accordance with the terms of the Security Documents or the instructions of the Company or the Required Decision Group, the Required Majority, or any other holders of Secured Obligations as provided in the Security Documents or for any other action or omission of the Collateral Trustee, so long as the same are made in good faith (except that nothing contained herein shall relieve the Collateral Trustee from liability for its own gross negligence or willful misconduct), and in no event shall the Collateral Trustee be liable for special, indirect, or consequential losses or damages of any kind whatsoever (including but not limited to lost profits).

         5.2 Limitation of Scope of Duties. Beyond its duties set forth in the Security Documents as to the custody and preservation of Collateral, which are for the benefit of the holders of the Secured Obligations, and the accounting to the Company and the holders of the Secured Obligations for moneys received by the Collateral Trustee under the Security Documents, the Collateral Trustee shall not have any duty to any Debtor or any holder of Secured Obligations with respect to any Collateral, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.

         5.3 Expenses and Indemnity.

         (a) (i) Each Debtor agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Collateral Trustee in connection with the preparation, execution, delivery, administration, modification, and amendment of the Security Documents and the other documents to be delivered thereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Collateral Trustee with respect thereto and with respect to advising the Collateral Trustee as to its rights and responsibilities under the Security Documents, and (ii) each Debtor agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses, which may include allocated costs of in-house counsel), of the Collateral Trustee in connection with the enforcement of the Security Documents (whether before or after the occurrence of an Event of Default and whether through negotiations (including formal workouts or restructurings), legal proceedings or otherwise).

         (b) Each Debtor agrees, to the fullest extent permitted by law, to indemnify and hold harmless the Collateral Trustee and its directors, officers, agents, and employees (the "Indemnified Parties") from and against any and all claims, damages, losses, liabilities, and expenses (including reasonable fees and disbursements of counsel) of any kind or nature whatsoever for which any of them may become liable or which may be incurred by or asserted against any of the Indemnified Parties, in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not any of the Indemnified Parties is a party thereto, arising out of, related to, or in connection with any Security Document or any transaction related thereto (EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LOSS, LIABILITY, OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE, OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LOSS, LIABILITY, OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY). IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS PARAGRAPH (b), BE INDEMNIFIED FOR ITS OWN ORDINARY, SOLE, OR CONTRIBUTORY NEGLIGENCE.

         5.4 Resignation, Removal, and Replacement of Collateral Trustee. The Collateral Trustee or any successor Collateral Trustee may resign at any time by giving at least 30 days' prior written notice of resignation to the Company and each holder of Secured Obligations, such resignation to be effective on the later of (a) the date specified in such notice or (b) the date on which a replacement trustee is appointed to act as Collateral Trustee hereunder. The Company shall appoint a replacement trustee within 30 days of receiving notice of any such resignation. If an instrument of acceptance by a successor Collateral Trustee shall not have been delivered to the Collateral Trustee within

30 days after the giving of such notice of resignation, the resigning Collateral Trustee may petition any court of competent jurisdiction for the appointment of a successor Collateral Trustee. The Required Decision Group may at any time remove the Collateral Trustee for or without cause by an instrument or instruments in writing delivered to the Collateral Trustee and the Company. In case the office of Collateral Trustee shall become vacant for any reason, the Required Decision Group may appoint a successor Collateral Trustee (eligible as provided in Section 5.6) to fill such vacancy by an instrument or instruments in writing delivered to such successor Collateral Trustee, the retiring Collateral Trustee and the Company. Upon the appointment of any successor Collateral Trustee pursuant to this Section 5.4, such successor Collateral Trustee shall execute, acknowledge, and deliver to the Company and to the retiring Collateral Trustee an instrument accepting such appointment, and thereupon such successor Collateral Trustee shall immediately and without any further action succeed to all the rights and obligations of the retiring Collateral Trustee under the Security Documents as if originally named therein and the retiring Collateral Trustee, at the expense of the Company, shall duly assign, transfer, and deliver to such successor Collateral Trustee all the rights and moneys at the time held by the retiring Collateral Trustee under the Security Documents and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment, transfer, and delivery.

         5.5 Fees of Collateral Trustee. The Debtors agree to pay compensation for the services of the Collateral Trustee hereunder in accordance with the letter agreement dated as of even date herewith related thereto or any future applicable agreements among the Debtors and the Collateral Trustee.

         5.6 Appointment of Separate or Co-Collateral Trustee. The Collateral Trustee may, and upon the request of the Required Decision Group shall, by an instrument in writing delivered to the Company and to each holder of Secured Obligations, appoint a bank or trust company or an individual to act as separate trustee or co-trustee in a jurisdiction where the Collateral Trustee is disqualified from acting, such separate trustee or co-trustee to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment. The Debtors will pay the reasonable compensation and expenses of any such separate trustee or co-trustee and indemnify such Person as if such Person was the Collateral Trustee hereunder.

                                   ARTICLE 6.
                                  MISCELLANEOUS

         6.1 Interpretation; Severability; Survival.

         (a) Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, waived, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." Whenever any determination, consent, or approval is to be made or given by the Collateral Trustee, such action shall be in the Collateral Trustee's sole discretion unless otherwise specified in this Agreement. This Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

         (b) If any provision in this Agreement is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect.

         (c) All warranties, representations, and covenants made by any Debtor in any Security Document or in any certificate or other document delivered in connection therewith shall be considered to have been relied upon by the Collateral Trustee and the holders of Secured Obligations and shall survive the issuance and delivery of any Master Debt Agreement and the advancing of any Master Debt regardless of any investigation. The indemnities and other payment obligations of the Debtors set forth in Section 5.3, and any provisions that expressly so state, will survive the repayment of the Secured Obligations, the resignation or removal of any Collateral Trustee, and the termination of the Security Documents.

         (d) Except as expressly stated otherwise in the Security Documents, the obligations of each Debtor under the Security Documents are several and not joint and several.

         6.2 Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Debtors and the Collateral Trustee acting with the approval of the Required Decision Group, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that any amendment, waiver, or consent that affect the rights or duties of the

Collateral Trustee under any Security Document or any other instrument or document furnished pursuant thereto shall in addition require the consent of the Collateral Trustee in its sole discretion; and provided further that any amendment, waiver, or consent impairing the rights of the holders of Release Master Debt under Section 3.3 shall in addition require the consent of the Required Majority. Amendments, waivers, or consents made as required above shall be binding on the Debtors, the Collateral Trustee, and all holders of Secured Obligations, including any amendment, waiver, or consent that impairs the rights, if any, of holders of certain Secured Obligations under Sections 2.5, 2.9, 3.2, or 4.4. Nothing herein is intended to impair the rights of the Debtors and the holders of Secured Obligations from entering into documents and agreements outside of the Security Agreements.

         6.3 Binding Effect; Assignment. The Security Documents shall be binding upon and inure to the benefit of the Debtors and the Collateral Trustee, and their respective successors and permitted assigns. Except as expressly provided in the Security Documents, the Security Documents shall not be construed so as to confer any right or benefit upon non-parties other than the holders of the Secured Obligations and their respective successors and permitted assigns. The Debtors may not assign their rights or duties under the Security Documents. The Collateral Trustee may assign its rights and duties under the Security Documents in accordance with the terms of thereof. The rights and duties of the holders of the Secured Obligations under the Security Documents shall be transferred with the Secured Obligations in accordance with the terms of the applicable Master Debt Agreements.

         6.4 Notice, etc., under Security Documents.

             (a) All notices and other communications provided for under the Security Documents shall be in writing (including telecopy communication) and mailed, telecopied, or delivered, (i) if to the Collateral Trustee, to its address at 111 Wall Street, New York, New York 10043, (telecopier number: (212) 657-3862), Attention: Edward Morelli, with a copy to Citicorp North America, Inc., 1200 Smith Street, Suite 2000, Houston, Texas 77002 (telecopier number:
(713) 654-2849), Attention: The Williams Companies, Inc. Account Officer; (ii) if to any holder of Secured Obligations other than the Collateral Trustee, at the address specified for such holder of Secured Obligations under the applicable Master Debt Agreement (and the Company shall provide updated information regarding such notice addresses to the Collateral Trustee promptly upon any change thereof), (iii) if to the Company or any Debtor, to the Company at One Williams Center, Suite 5000, Tulsa, Oklahoma 74172 (telecopier number:
(918) 573-2065), Attention: Patti J. Kastl; or (iv) with respect to any of the foregoing, at such other address as shall be designated by such Person in a written notice to the Collateral Trustee and the Company. All such notices and communications shall, when mailed or telecopied, be effective when received in the mail or sent by telecopier, except that notices and communications to the Collateral Trustee shall not be effective until received by the Collateral Trustee.

             (b) The Collateral Trustee shall deliver to each holder of Secured Obligations and to the Company, promptly upon receipt thereof, duplicates or copies of all notices, requests, and other instruments received by the Collateral Trustee under or pursuant to the Security Documents, to the extent that the same shall not have been furnished pursuant thereto to such holder of Secured Obligations.

             (c) For the purposes of the Security Documents, the Collateral Trustee may give notices with respect to any holders of Secured Obligations that are part of any Class of Master Debt having an agent or trustee with general administrative responsibilities for such Class of Master Debt by providing notice to such agent or trustee, and such notice shall be deemed effective for all such holders of Secured Obligations upon receipt by such agent or trustee.

         6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         6.6 Waiver of Jury Trial. THE DEBTORS AND THE COLLATERAL TRUSTEE, AND EACH HOLDER OF SECURED OBLIGATIONS, HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THE SECURITY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

         6.7 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED ON THE SECURITY DOCUMENTS, OR ARISING OUT OF ANY SECURITY DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL TRUSTEE, THE HOLDERS OF SECURED OBLIGATIONS, OR ANY DEBTOR IN CONNECTION WITH THE SECURITY DOCUMENTS MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL TRUSTEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 6.4. EACH DEBTOR HEREBY

EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH DEBTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE SECURITY DOCUMENTS.

         6.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.



               [the remainder of this page is intentionally blank]

EXECUTED as of the date first above written.


                                           COLLATERAL TRUSTEE:

                                           CITIBANK, N.A.,
                                           as Collateral Trustee


                                           By:     /s/ Edward C. Morelli
                                           Name:   Edward C. Morelli
                                           Title:  Vice President



                  Signature Page to Collateral Trust Agreement

                                           DEBTORS:

                                           THE WILLIAMS COMPANIES,  INC.



                                           By:  /s/ James G. Ivey
                                           Name:  James G. Ivey
                                           Title: Treasurer


                  Signature Page to Collateral Trust Agreement

                                 [SUBSIDIARIES]


Collateral Trust Agreement executed by the following Williams entities:

Black Marlin Pipeline Company
-------------------------------------------------------------
Gas Supply, L.L.C.
-------------------------------------------------------------
Juarez Pipeline Company
-------------------------------------------------------------
Mapco, Inc.
-------------------------------------------------------------
MAPL Investments, Inc.
-------------------------------------------------------------
Memphis Generation, L.L.C.
-------------------------------------------------------------
North Padre Island Spindown, Inc.
-------------------------------------------------------------
The Williams Companies, Inc.
-------------------------------------------------------------
WFS Enterprises, Inc.
-------------------------------------------------------------
WFS-Liquids Company
-------------------------------------------------------------
WFS-NGL Pipeline Company Inc.
-------------------------------------------------------------
WFS-Offshore Gathering Company
-------------------------------------------------------------
Williams Alaska Air Cargo Properties, L.L.C.
-------------------------------------------------------------
Williams Alaska Petroleum, Inc.
-------------------------------------------------------------
Williams Alaska Pipeline Company, L.L.C.
-------------------------------------------------------------
Williams Bio-Energy, L.L.C.
-------------------------------------------------------------
Williams Energy Services, L.L.C.
-------------------------------------------------------------
Williams Ethanol Services, Inc.
-------------------------------------------------------------
Williams Express, Inc. [AK]
-------------------------------------------------------------
Williams Express, Inc. [DE]
-------------------------------------------------------------
Williams Field Services Company
-------------------------------------------------------------
Williams Field Services Group, Inc.
-------------------------------------------------------------
Williams Field Services-Gulf Coast Company, L.P.
-------------------------------------------------------------
Williams Gas Processing-Wamsutter Company
-------------------------------------------------------------
Williams Gas Processing Company
-------------------------------------------------------------
Williams Generating Memphis, LLC
-------------------------------------------------------------
Williams Generation Company - Hazelton
-------------------------------------------------------------
Williams Memphis Terminal, Inc.
-------------------------------------------------------------
Williams Merchant Services Company, Inc.
-------------------------------------------------------------
Williams Midstream Natural Gas Liquids, Inc.
-------------------------------------------------------------
Williams Mid-South Pipelines, LLC
-------------------------------------------------------------
Williams Natural Gas Liquids, Inc.
-------------------------------------------------------------
Williams Olefins Feedstock Pipelines, L.L.C.
-------------------------------------------------------------
Williams Olefins, L.L.C.
-------------------------------------------------------------
Williams Petroleum Pipeline Systems, Inc.
-------------------------------------------------------------
Williams Refining & Marketing, L.L.C.
-------------------------------------------------------------
Worthington Generation, L.L.C.
-------------------------------------------------------------

                                   Schedule 1
                          to Collateral Trust Agreement


                             MASTER DEBT AGREEMENTS

1. That Credit Agreement dated as of July 31, 2002 (as amended, modified, supplemented or restated from time to time), by and among the Company together with Citicorp USA, Inc., as agent and collateral agent, Bank of America N. A. as syndication agent, Citibank, N.A. and Bank of America N.A. as issuing bank, Salomon Smith Barney Inc. as L/C Arranger, and the banks named therein.

2. The Company; Northwest Pipeline Corporation, a Delaware corporation; Transcontinental Gas Pipe Line Corporation, a Delaware corporation; and Texas Gas Transmission Corporation, a Delaware corporation, as the borrowers, have entered into a Credit Agreement dated July 25, 2000, as amended, together with the banks named therein, and The Chase Manhattan Bank and Commerzbank AG as co-syndication agents, and Credit Lyonnais New York Branch as documentation agent and Citibank, N.A., as agent, and Salomon Smith Barney, as Arranger.

3 Indenture between MAPCO, Inc., as Issuer, and Bankers Trust Company, as Trustee dated March 31, 1990.

4 Indenture between Transco Energy Company, as Issuer, and The Bank of New York, as Trustee, dated May 1, 1990.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with any of the foregoing Master Debt Agreements.